UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report:                    September 23, 1999
           Date of earliest event reported:   September 23, 1999


                        Commission file number 1-655


                             MAYTAG CORPORATION

 A Delaware Corporation       I.R.S. Employer Identification No. 42-0401785


                403 West Fourth Street North, Newton, Iowa 50208


                   Registrant's telephone number:  515-792-7000




                                    N/A
           (Former name or former address, if changed since last
                                       report.)
















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Item 5.  Other Events

On September 23,1999, Maytag Corporation's CEO Lloyd D. Ward reinforced the corporation's innovation strategy during a conference presentation to members of the investment community hosted by Prudential in Mt. Snow, Vermont.

A copy of the Company's press release issued September 23,1999, is attached as Exhibit 99(a) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)Exhibits.

The exhibits accompanying this report are listed in the accompanying
Exhibit Index.





































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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Maytag Corporation
                                        (Registrant)

                                        By:   s/s G. J. Pribanic
                                        G. J. Pribanic
                                        Chief Financial Officer



          September 23, 1999
               (Date)


































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EXHIBIT INDEX

The following exhibit is filed herewith.


Exhibit No.              Exhibit

99(a)               Press Release.












































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